UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2014

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 3.02                      Unregistered Sales of Equity Securities

On December 15, 2014, the Registrant accepted a conversion notice from Typenex Co-Investment, LLC ("Typenex") to partially satisfy a $280,000 Convertible Promissory Note Agreement ("the Typenex Note") dated October 1, 2013 with Typenex.  110,000,000 shares were issued to satisfy $7,700 of the outstanding principal and interest.  In accordance with the terms of the Typenex Note the shares were issued at a price equal to 70% of the arithmetic average of the two (2) lowest VWAPs of the shares of Common Stock during the twenty five (25) consecutive trading day period immediately preceding the date of conversion. As of the date of this report the remaining amount currently outstanding on the Typenex Note, including accrued interest and other fees, is now $91,777.

On December 15, 2014, the Registrant accepted a conversion notice from Tangiers Investors LP, ("Tangiers") to partially satisfy a $750,000 Convertible Promissory Note Agreement ("the Note") dated October 2, 2012 with Tangiers. 126,128,571 shares were issued to satisfy $8,829 of the outstanding principal and interest.  In accordance with the terms of the Note, as amended on December 5, 2014, the shares were issued at a price equal to 70% of lowest VWAP of the shares of Common Stock during the twenty (20) consecutive trading day period immediately preceding the date of conversion. As of the date of this report the remaining amount currently outstanding on the Note, including accrued interest, is now $466,858.

On December 16, 2014, the Registrant accepted a conversion notice from GEL Properties, LLC ("GEL") to partially satisfy a $55,000 Convertible Promissory Note Agreement ("the GEL Note") dated January 31, 2014 with GEL. 56,800,000 shares were issued to satisfy $3,976 of the outstanding principal and interest.  In accordance with the terms of the GEL Note the shares were issued at a price equal to 70% of the arithmetic average of the two (2) lowest VWAPs of the shares of Common Stock during the twenty five (25) consecutive trading day period immediately preceding the date of conversion. As of the date of this report the remaining amount currently outstanding on the GEL Note, including accrued interest, is now $2,197.

On December 19, 2014, the Registrant accepted a conversion notice from LG Capital Funding LLC ("LG") to partially satisfy a $33,000 Promissory Note ("the LG Note") dated February 3, 2014, with LG. 51,645,142 shares were issued to satisfy $3,615 of the outstanding principal and interest.  In accordance with the terms of the LG Note the shares were issued at prices equal to 70% of the arithmetic average of the two (2) lowest VWAPs of the shares of Common Stock during the twenty five (25) consecutive trading day period immediately preceding the date of conversion.  As of the date of this report the remaining amount currently outstanding on the LG Note, including accrued interest, is now $5,840.

Typenex, Tangiers, GEL, and LG are each an “accredited investor” as defined under Rule 501 of Regulation D.  The Company believes that these transactions are exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The above described executed Notes are attached hereto and incorporated by reference as Exhibits 10.1 through 10.5.

As of the date of this report the Registrant has 1,606,059,924 shares of its common stock issued and outstanding and 1,573,961,013 shares in the public float.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Thirteen Month Secured Convertible Promissory Note with Typenex Co-Investment, LLC dated  October 1, 2013, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on October 4, 2013, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Twenty-Four Month Convertible Promissory Note with Tangiers Investors, LP dated  October 2, 2012, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on October 3, 2012, and incorporated by this reference as an exhibit to this Form 8-K

10.3
Master Loan and Security Agreement with Tangiers Investors dated December 5, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on December 12, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.4
Twelve Month Convertible Redeemable Note with GEL Properties, LLC dated  January 31, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on February 3, 2014, and incorporated by this reference as an exhibit to this Form 8-K

10.5
Nine Month Convertible Redeemable Note with LG Capital Funding, LLC dated  February 3, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on February 6, 2014, and incorporated by this reference as an exhibit to this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: December 19, 2014